© 2009 Mercury Computer Systems, Inc. www.mc.com Tenth Annual Investor’s Conference November 10, 2009 Exhibit 99.1

© 2009 Mercury Computer Systems, Inc. www.mc.com
Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of
1995, including those relating to anticipated fiscal 2010 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2009. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the
Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the Company’s First Quarter of
Fiscal Year 2010 earnings release, which can be found on our website at www.mc.com/mediacenter/pressreleaseslist.aspx.

© 2009 Mercury Computer Systems, Inc. www.mc.com
•
Corporate Overview
–
Mark Aslett, CEO, Mercury Computer Systems
–
Mercury Situational Business Analysis
–
Plans for ACS Defense – the Need for a Converged Sensor Network
–
Mercury Federal – Evolving our COTS business Model
•
Keynote:  John J. Young
•
Coffee Break (15 min)
•
Advanced Computing Solutions
•
Mercury Federal Systems (MFS)
•
Financial Review
•
Closing Remarks / Q&A
Agenda

© 2009 Mercury Computer Systems, Inc. www.mc.com
Mercury is a platform-independent, best-of-breed
ISR systems and services company
•
Founded in 1981
•
HQ in Massachusetts;
R&D in MA, VA, AL
•
517 employees
•
Leading provider of commercial
high-performance signal,
image and sensor processing
•
Focused on growing
defense ISR market
•
FY2009 revenues of $189M
•
NASDAQ: MRCY

Note: $189M Total Revenue includes $2M interco eliminations

© 2009 Mercury Computer Systems, Inc. www.mc.com 4 Phases of Mercury's transformation 3 Overlapping Phases – Parallel Execution

© 2009 Mercury Computer Systems, Inc. www.mc.com
Mercury operational and financial highlights

Operations
•
Refocused the business
•
Completed divestiture of all
non-core assets
•
Improved working capital
•
Refreshing product portfolio
•
Developed a strong growing
position in ISR market
•
Growing services and systems
integration business
Financial
•
Restored profitability
•
Double-digit bookings and
backlog growth
•
Increased operating cash flows
•
Repaid $125m debenture
•
Robust target business model
17-18% Adj. EBITDA
•
$100M shelf registration
effective
We enable the military to gather more relevant information,
evaluate it faster, share and act upon it sooner

© 2009 Mercury Computer Systems, Inc. www.mc.com
5 key business growth drivers

•
Product
Portfolio
Refresh
•
Application
Expansion
•
Platform
Penetration
•
Customer
Expansion
•
Expand Total
Addressable
Market to $3.5B
•
Increased
System Content
•
Platform
Penetration
•
Application
Expansion
•
Expand Total
Addressable
Market to $30B
Defense
Electronics
Market
•
Focus on
Persistent ISR
•
Growth in
Federal Services
•
Filed $100M
Universal Shelf
•
Complementary
ISR Businesses
•
Semiconductor
Market
Rebound

© 2009 Mercury Computer Systems, Inc. www.mc.com
ACS 5-year design win value increased 22% overall in
FY09 with 51% growth in defense

Defense Highlights
•
Aegis – Naval BMD, C4I
•
Missile Defense – Ground Radar
•
Argon – Naval SIGINT
•
Predator – Airborne Radar
•
JCREW – Ground SIGINT
•
Rivet Joint – Airborne SIGINT
•
Gorgon Stare – Airborne ISR
•
NASP – Airborne Sonar
•
Guardrail – Airborne SIGINT
Commercial Highlights
•
KLA Tencor – Semiconductor
•
Hughes – Satellite Comms
•
Rapiscan – Baggage Scanning
•
L3 – Baggage Scanning
•
ASML – Semiconductor
Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower

© 2009 Mercury Computer Systems, Inc. www.mc.com
Success in semiconductor equipment –
position controller for lithography
Application Requirement:
•
Low-latency, deterministic
processing for precision control
in Stepper/Scanners
Initial Deal:
•
$10M pre-production orders booked
and partially shipped
•
Starting to receive production orders
•
Integrated platforms for production
(immersion/EUV, new/upgrades)
Advanced processing technology:
•
AdvancedTCA utilizing serial RapidIO

Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower
Total Opportunity Potential: ~$100M over 5 years

© 2009 Mercury Computer Systems, Inc. www.mc.com
Services and Systems Integration drove significant
revenue growth in its first full year of operation
•
Expand ACS total
addressable market
•
From startup in FY08, FY09
bookings growth +106%,
revenue growth +157%
•
FY09 proved the business
model and potential
•
Enables substitute and 3
party technologies e.g. blade
computing
•
Enables faster time to
revenue on programs and
increased deal sizes

rd

© 2009 Mercury Computer Systems, Inc. www.mc.com
Success in Services & System Integration –
Radar Digital Processor
Project Requirement:
•
Phased Array Radar for Ground
Missile Defense (FMS)
Initial Deal:
•
$12M engineering services and
system integration
•
$6M production order (1 country)
Advanced processing technology:
•
OpenVPX™ embedded computing

Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower
Future Opportunity Potential:
$12M total production for next 2 countries;
~15-20 countries expected to follow

© 2009 Mercury Computer Systems, Inc. www.mc.com
•
Strong revenue ($5.7M) and
bookings ($11.9M) in FY09
•
Concurrently, generating
new opportunities for ACS
•
8 active engagements;
3 direct prime contracts
•
Recognized by the DoD as
advanced processing
architects for next-gen
airborne ISR systems
Mercury Federal Systems (MFS) delivered significant
first year bookings and revenue

© 2009 Mercury Computer Systems, Inc. www.mc.com
MFS success story – Wide Area Airborne Surveillance
Project Requirement:
•
Concurrent near real-time
situational awareness for
MQ-9 Reaper UAV
(Gorgon Stare)
Initial Deal:
•
$7M bookings
•
1/2 hardware / software
•
1/2 engineering services
Advanced processing technology:
•
Embedded GPUs w/IO

Note: Potential is 5 year probable value based on customer-supplied information at time design win awarded. Actual program value may be higher or lower
Total Opportunity Potential: ~ $20M

© 2009 Mercury Computer Systems, Inc. www.mc.com
Defense department spending FY10 forecast

Source: Defense Appropriations Act FY200-2009, National Defense Budget Estimates FY200, OMB Historical Tables FY2009

© 2009 Mercury Computer Systems, Inc. www.mc.com
Military electronics is a market sweet spot

•
Retrofit and upgrades remain
strong for legacy programs
•
Increased need for EW;
intelligence, surveillance,
reconnaissance assets
•
Networked nodal platforms,
time to information
•
Next-gen onboard processing,
exploitation and dissemination
architecture critical
Sources : The Military Electronics Briefing, 2008 Ed. , The TEAL Group, Frost & Sullivan, U.S C4ISR Market 2007

© 2009 Mercury Computer Systems, Inc. www.mc.com
Key defense platforms and programs driving growth
Representative Program List

Global Hawk
Predator/Reaper
Rivet Joint
Gorgon Stare
F-16
F-35 JSF
BAMS
MESA
P8-MMA
MP-RTIP
Aegis
RDP - Ground Missile
Defense Radar
THAAD
JCREW
Software
Defined Jammer
Guardrail
SSEE(F)
CADF
Deepwater

© 2009 Mercury Computer Systems, Inc. www.mc.com
FY10 budget reprioritization benefiting Mercury
•
Increase ISR spend by $2B
–
Build a 43 CAP fleet of Predator class UAVs by end of FY10
–
Increase manned turboprop ISR capabilities
–
Initiate ISR R&D for enhancements and experimental platforms
•
Sustain air superiority
–
Increase F35 JSF from 14 aircraft in FY09 to 30 in FY10
–
Increase JSF funding from $6.8B to $10.4B
–
Purchase 513 F35s over next 5 years
–
Ultimately purchase 2,443 F35s
•
Increase theatre missile defense
–
Additional $41M for radar support of THAAD
–
Fund conversion of 6 more Aegis BMD ships
•
Increase spending on counter IED i.e. JCREW

© 2009 Mercury Computer Systems, Inc. www.mc.com
Government/DoD frustration leads to defense
procurement reform
Today’s Model
•
Government frustrated
with current model
•
Platform-centric approach
•
Proprietary closed system
architectures
•
Significant cost overruns
•
Significant schedule slips
Emerging Model
•
Best-of-breed model
emerging
•
More commercial items
•
Open platform-independent
architectures
•
QRC – rapid deployment,
lower cost and risk
•
Likely to occur for signal
processing and computing

Budget pressure and significant schedule slippage is leading to Defense procurement reforms that could benefit Mercury

© 2009 Mercury Computer Systems, Inc. www.mc.com
To the warfighter, time to information is critical
to address the growing gap between:
What’s analyzed?
What’s collected?
100GB per mission
100TB per mission
Force Protection Mission Critical
Real-time
Forensics
Last 18 hours
Recent minutes
For decision makers who need timely,
actionable, and relevant information
What’s
actionable?
?

© 2009 Mercury Computer Systems, Inc. www.mc.com

Airborne ISR R&D costs
Signal Processing /
Systems Integration
Platform Sensor Datalink Ground
Station
10% 40% 30% 5% 15%
45% 10% 15% 10% 10% 5% 5%
Datalink
Platform
Sensor
Ground Station
Application Acceleration/
Systems Integration
Warfighter
Terminals
Warfighter
Terminals
Broadcast
Provision
Broadcast Provision
Source:  DoD Budget Request FY93 and FY2008
1993
2008
Mercury’s
Opportunity
Mercury’s
Opportunity
Budget priorities being realigned to maintain technology edge

© 2009 Mercury Computer Systems, Inc. www.mc.com
Mercury's new Converged Sensor Network™ (CSN™)
vision for persistent ISR
A revolutionary open architecture that combines

SAN
Video
Radar
SIGINT
Signal
Processing
Signal
Processing
Image
Processing
Information
Dissemination
Data
Exploitation
Become the government’s trusted partner for next-generation
ISR platform signal processing and computing
Multi-Sensor
Signal
Processing
Information
Management
Technologies
Transformational
Access to
Information in the
Tactical Edge
Global
Information
Grid

© 2009 Mercury Computer Systems, Inc. www.mc.com
Positioned for growth
•
Focused on growing ISR market segment
•
Creating a platform-independent, best-of-breed ISR
systems and services company
•
Unique capabilities in commercial high-performance
embedded signal, image and sensor processing
•
Building government amenable business model in line
with expected Defense procurement reform
•
Delivering strong organic growth in defense with robust
target business model
•
Will pursue complementary ISR acquisitions to scale

© 2009 Mercury Computer Systems, Inc. www.mc.com
•
Corporate Overview
•
Keynote
–
John J. Young, Former Undersecretary of Defense, ATL
–
Perspectives on Acquisition Challenges, Open Architectures, Budget
Outlook, and Future Program Directions
•
Coffee Break (15 min)
•
Advanced Computing Solutions
•
Mercury Federal Systems (MFS)
•
Financial Review
•
Closing Remarks / Q&A
Agenda

© 2009 Mercury Computer Systems, Inc. www.mc.com
•
Corporate Overview
•
Keynote:  John J. Young
•
Advanced Computing Solutions
–
Didier Thibaud, SVP & GM, Advanced Computing Solutions
–
Commercial Market Growth
–
Increase Quantity/Value of Design Wins
–
Services and Systems Integration
•
Mercury Federal Systems (MFS)
•
Financial Review
•
Closing Remarks / Q&A
Agenda

© 2009 Mercury Computer Systems, Inc. www.mc.com
Advanced Computing Solutions (ACS)

•
Focus on providing solutions for
high-performance embedded
computing
•
Leverage technologies and
product between commercial
and defense markets
•
Focus on C4ISR in defense
•
Optimized performance for SWAP
•
Quick Response Capabilities (QRC)
through our service offerings

© 2009 Mercury Computer Systems, Inc. www.mc.com
5 key business growth drivers

Commercial
Increase
Quantity/Value
of Design Wins
Services and
Systems
Integration
Mercury
Federal
Systems
Acquisitions
•
Product
Portfolio
Refresh
•
Application
Expansion
•
Platform
Penetration
•
Customer
Expansion
•
Expand Total
Addressable
Market to $3.5B
•
Increased
System Content
•
Platform
Penetration
•
Application
Expansion
•
Expand Total
Addressable
Market to $30B
Defense
Electronics
Market
•
Focus on
Persistent ISR
•
Growth in
Federal Services
•
Filed $100M
Universal Shelf
•
Complementary
ISR Businesses
•
Semiconductor
Market
Rebound

© 2009 Mercury Computer Systems, Inc. www.mc.com ACS commercial segment dynamics • Commercial revenues down 24% FY08 to FY09 • Positioning for a turnaround 26

© 2009 Mercury Computer Systems, Inc. www.mc.com
Commercial growth factors
•
Semiconductor – market rebound
–
Early signs of market recovery
–
Design wins entering production
–
New potential opportunities
•
Communication
–
Entering new area: 4G test equipment
–
New satellite communication systems
in deployment
•
Homeland Security
–
Design wins still in development
–
New opportunities

© 2009 Mercury Computer Systems, Inc. www.mc.com Strength in ACS defense markets • Radar (32% CAGR FY07-09) and EW (9% CAGR) driving growth 28

© 2009 Mercury Computer Systems, Inc. www.mc.com
5 key business growth drivers

Commercial
Increase
Quantity/Value
of Design Wins
Services and
Systems
Integration
Mercury
Federal
Systems
Acquisitions
•
Product
Portfolio
Refresh
•
Application
Expansion
•
Platform
Penetration
•
Customer
Expansion
•
Expand Total
Addressable
Market to $3.5B
•
Increased
System Content
•
Platform
Penetration
•
Application
Expansion
•
Expand Total
Addressable
Market to $30B
Defense
Electronics
Market
•
Focus on
Persistent ISR
•
Growth in
Federal Services
•
Filed $100M
Universal Shelf
•
Complementary
ISR Businesses
•
Semiconductor
Market
Rebound

© 2009 Mercury Computer Systems, Inc. www.mc.com
The Warfighter’s challenge
to Government?
Time to
Information
Key market drivers

Open Systems
Quick Response Capability/
Increase Outsourcing
The Government’s challenge
to Primes?
Lower Costs
Faster to Theater
Enable
Deliver

© 2009 Mercury Computer Systems, Inc. www.mc.com
Open architecture solutions to cover the ISR spectrum

Ensemble
ES 1000
Ensemble
ES 3000
Ensemble
ES 5000
Ensemble
ES 6000
Ensemble
ES 7100
Ensemble
ES 8000
Ensemble
ES 2000

© 2009 Mercury Computer Systems, Inc. www.mc.com
Growth: program penetration – SAR Predator
•
Provide DSP processing for SAR
•
Expand system footprint
–
RF and acquisition subsystem
–
Storage subsystem
–
Command and Control
–
Systems integration

Mercury
Processing
Boards
Opportunities for
new design wins,
product growth
and services
Total Opportunity Potential: Double our $ content per UAV

© 2009 Mercury Computer Systems, Inc. www.mc.com
AEGIS BMD radar processing
•
Selected for BMD Radar
–
Most powerful deployed embedded computer
for digital beam-forming
–
Extend to Radar Control System
•
Addressable market 60 ships out of 92
–
Plan of Record for ship upgrade:

2011 2012 2013 2014 2015 Total
6 6 6 6-8 6-8 30-34
•
Additional 8 ships to be built
•
Upside with FMS sales and additional ships in out years
Total 5 year opportunity: $100M

© 2009 Mercury Computer Systems, Inc. www.mc.com
Growth: platform expansion - AEGIS
•
Expand to new sensor systems
beyond BMD radar
–
Electronic Warfare
–
SIGINT
–
EO / IR
–
Combat System
•
Example EW subsystem
–
Starting deployment in 2011-2012
–
Will be used on LCS

Surface Electronic
Warfare System
Additional Opportunity Potential: $100M

© 2009 Mercury Computer Systems, Inc. www.mc.com
Growth: expand to new customers
•
Historically targeted LM,
Raytheon, NGC based on
Radar and SIGINT focus
•
New design wins with BAE,
ITT, SNC, Goodrich enabling
expansion in EW, EO/IR
and C4I
•
New product portfolio
opening new markets
like EO / IR

© 2009 Mercury Computer Systems, Inc. www.mc.com
5 key business growth drivers

•
Product
Portfolio
Refresh
•
Application
Expansion
•
Platform
Penetration
•
Customer
Expansion
•
Expand Total
Addressable
Market to $3.5B
•
Increased
System Content
•
Platform
Penetration
•
Application
Expansion
•
Expand Total
Addressable
Market to $30B
Defense
Electronics
Market
•
Focus on
Persistent ISR
•
Growth in
Federal Services
•
Filed $100M
Universal Shelf
•
Complementary
ISR Businesses
•
Semiconductor
Market
Rebound

© 2009 Mercury Computer Systems, Inc. www.mc.com
The changing environment opens growth
opportunities through Systems Integration
•
Government demands increasing
–
Provide more warfighting capability more rapidly at lower cost
–
Quick reaction capability (QRC)
–
New requirements rapidly evolving
–
UAV and UGV driving small high-density systems
•
Proven solutions in deployment
–
New technology driving complex solutions
–
Risk reduction
–
“Best-of-breed” solution
–
Established track record

© 2009 Mercury Computer Systems, Inc. www.mc.com
ACS summary – well positioned for growth
•
Commercial business ready for rebound
•
ISR requirements in ACS sweet spot
•
Full product refresh driving new design wins
•
Go-to-Market Strategy focusing on program, platform
and customer expansion
•
Services and Systems Integration tapping $3.5B market
•
Bridge to MFS – Hybrid Business Model

© 2009 Mercury Computer Systems, Inc. www.mc.com
•
Corporate Overview
•
Keynote:  John J. Young
•
Advanced Computing Solutions
•
Mercury Federal Systems (MFS)
–
J. Michael Johnson, RADM USN (Retired) and Interim President, MFS
–
Evolving our COTS business Model
•
Financial Review
•
Closing Remarks / Q&A
Agenda

© 2009 Mercury Computer Systems, Inc. www.mc.com
5 key business growth drivers

•
Product
Portfolio
Refresh
•
Application
Expansion
•
Platform
Penetration
•
Customer
Expansion
•
Expand Total
Addressable
Market to
$3.5B??
•
Increased
System Content
•
Platform
Penetration
•
Application
Expansion
•
Expand Total
Addressable
Market to $30B
Defense
Electronics
Market
•
Focus on
Persistent ISR
•
Growth in
Federal Services
•
Filed $100M
Universal Shelf
•
Complementary
ISR Businesses
•
Semiconductor
Market
Rebound

© 2009 Mercury Computer Systems, Inc. www.mc.com
Mercury Federal Systems overview
•
Wholly owned subsidiary of MRCY
•
Incorporated 2007 in Delaware
•
Arlington, VA office open May 2008
•
13 employees
•
Focus on Persistent ISR government market
•
$12M bookings in FY09
•
8 programs
•
TS facility clearance
•
DCAA approved labor rates

© 2009 Mercury Computer Systems, Inc. www.mc.com
MFS core strategic vision
•
Be the leading provider of consulting and software
engineering services to:
–
Deploy leading-edge computing capabilities for C4ISR systems
–
Increase client agility and compatibility
–
Reduce technological and financial risk
–
Accelerate system performance
•
Leverage Mercury’s expertise to become the architect
and steward of the DoD’s “smart processing” initiative
•
Succeed with Mercury’s breadth, depth, and trusted
position in ISR sensors, platforms, and programs and
its heritage in COTS

© 2009 Mercury Computer Systems, Inc. www.mc.com
The Federal market is continuously evolving

DoD 1993 2010 2013e
Budget ($B) 258 498 511
• Supplemental ($B) None +128 GWOT None planned
• R&D ($B) 44 79 63
Procurement ($B) 56 105 113
C4ISR Budget ($B) 13 21 24
UAS Platforms (#) 25 2,100 3,300
Fed Svcs ($B) 95 250 310
Source:  DoD Budget Request FY93 and FY2008
MFS focused on capturing growth in C4ISR
systems integration and related engineering services

© 2009 Mercury Computer Systems, Inc. www.mc.com
Collection cycles appropriate
to track targets of interest
in any theatre of operation
Collection cycles appropriate
to track targets of interest
in any theatre of operation
Era of “persistent conflict” defines ISR Needs

•
Global coverage
•
On station 24/7
•
Multi-function /
multi-sensor
•
Networked, fused data
•
Tactical, smart
dissemination
•
Robust, long endurance
Persistent ISR strives
to understand activity
as it is taking place

© 2009 Mercury Computer Systems, Inc. www.mc.com

•
On-demand sensing
•
Machine-assisted
processing,
exploitation, and
dissemination
•
Direct to the
warfighter
•
In time to do
something, < 1s
Time-to-information
is our differentiator
Time-to-information
is our differentiator
Tactical Smart Processing is our strength

Leveraging our
trusted position in
ISR market

© 2009 Mercury Computer Systems, Inc. www.mc.com Maximize our State-of-the-Shelf Expertise MCS/MFS approach – hybrid business model 46 46

© 2009 Mercury Computer Systems, Inc. www.mc.com
Benefits of a hybrid business model to Mercury
•
Closer to the end customer – track the money flows,
insight years ahead of the competition
•
Leverages current business model to a future state
•
Funded product development helps lower R&D expenses,
accelerate growth and reduces risk
•
Larger deal sizes overall – fighting for a bigger piece of
the platform and military electronics pie
•
MFS services-led strategy will balance hardware revenue
– lower volatility once established
•
MFS faster time to revenue than pure hardware model

© 2009 Mercury Computer Systems, Inc. www.mc.com
MFS program example: Gorgon Stare (WAAS)
Validation of MCS & MFS
leadership and agility
•
Won C4ISR Journal’s
2009 “Big 25” award in
“Innovations” category
•
Partnered with other
agile companies
(Sierra Nevada Corp, ITT,
Adam Works, General Atomics)
•
Rapid prototyping leading to first
flight demos in 2010

© 2009 Mercury Computer Systems, Inc. www.mc.com
MFS summary
•
Currently executing 8
Programs – 3 as Prime
–
Bookings grew from $.4M in
2008 to $11.9M in 2009
–
Revenue grew from $.2M in
2008 to $5.7M in 2009
•
Positioning MFS on critical
path of several key
government programs
•
Demonstrating success on
current contracts
•
Assembling world-class
team of ISR experts
49 49

© 2009 Mercury Computer Systems, Inc. www.mc.com
Agenda

•
Corporate Overview
•
Keynote:  John J. Young
•
Advanced Computing Solutions
•
Mercury Federal Systems (MFS)
•
Financial Review
–
Bob Hult, CFO, Mercury Computer Systems
–
FY09 Financial Results
–
FY10 Guidance
•
Closing Remarks / Q&A

© 2009 Mercury Computer Systems, Inc. www.mc.com
51
FY07 – FY09: Restored profitability

Note: All historical income statement figures are as reported in the Company’s earnings press release at the end of the applicable fiscal year and have not been restated for operations that have been discontinued subsequent to that time.

© 2009 Mercury Computer Systems, Inc. www.mc.com Major business dynamics • Focus on strengthening and growing the defense business 52 Note: Excludes $2M interco eliminations

© 2009 Mercury Computer Systems, Inc. www.mc.com

Strong defense revenue

Note:
All historical figures adjusted for the discontinued operations
14% Defense CAGR
FY07 – FY09
Revenue ($M)
Commercial
Defense

© 2009 Mercury Computer Systems, Inc. www.mc.com
Strong growth in bookings and backlog
FY07-FY09:
•
Total Company
–
11% Bookings CAGR
–
18% Backlog CAGR
•
Defense
–
28% Bookings CAGR
–
28% Backlog CAGR
54 54
Note:
Historical figures adjusted for discontinued operations
Bookings
Total Company $M
Ending Backlog
170
199
210
70
78
98
0
25
50
75
100
125
150
175
200
225
FY07 FY08 FY09
Defense
$107
Defense
$145
Defense
$174
Defense
$58
Defense
$67
Defense
$94

© 2009 Mercury Computer Systems, Inc. www.mc.com FY07-FY09 profitability improves 55 Note: GAAP Net Income and EPS results are from continuing operations

© 2009 Mercury Computer Systems, Inc. www.mc.com
Improved working capital efficiencies
•
Supply chain
transformation
–
Operational efficiencies
–
Manufacturing lead times
–
Cost of quality
–
Competitive advantage
for Mercury and
customers
–
Inventory reduced $13.9M
since Q3 FY08 as reported
•
Customer satisfaction
–
Blue chip customers
–
End-of-quarter
shipment skew

© 2009 Mercury Computer Systems, Inc. www.mc.com Much improved cash conversion cycle 57

© 2009 Mercury Computer Systems, Inc. www.mc.com 58 Repaid debt and improved cash balance Note: ARS settlement at par ($50M) with UBS 6/30/10

© 2009 Mercury Computer Systems, Inc. www.mc.com
Strong and unencumbered balance sheet

Q1'10
($M)
Cash and Marketable Securities 94
Total Current Assets 152
Total Assets 226
Debt 33
Total Liabilities 76
Shareholders' Equity 150
•
Generated $2M free cash flow in Q1
•
Zero cost ARS loan of $33M
•
$50M ARS balance repaid at par 6/30/10
•
22.5M shares outstanding

© 2009 Mercury Computer Systems, Inc. www.mc.com

Robust target business model
Notes: Target Business Model assumes organic growth. ACS /MFS approx 90%/10% revenue split
Adj EBITDA adjusts for Depreciation  2-3% of revenue and Stock Based Comp 2-3% of revenue
Target
Business
Model

© 2009 Mercury Computer Systems, Inc. www.mc.com
Q1'10 prior year comparison (GAAP)

Notes:
1)All historical income statement figures have been restated for operations that have been discontinued subsequent to that time.
2)  Adj EBITDA is earnings before impairment charges, interest, taxes, restructuring, stock compensation, amortization and depreciation.

© 2009 Mercury Computer Systems, Inc. www.mc.com
Last 9 quarter’s revenues and EPS exceeded
or met the top end of guidance

2008
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue
($M)
49.2 48.0 52.6 51.0 56.5 53.0-55.0 55.2 53.0-56.0
EPS
($)
0.09 (0.08) 0.04 (0.05) 0.04
(0.04)-
0.00
0.01
(0.05)-
0.01
2009 Q1 Q2 Q3 Q4
Revenue
($M)
49.1 47.0-49.0 50.7
47.0-
49.0
50.6 48.0-50.0 48.4
46.0-
48.0
EPS
($)
0.07
(0.07)-
(0.03)
0.03
(0.05)-
0.00
0.20 0.05-0.09 0.13
0.05-
0.08
2010 Q1 Q2 Q3 Q4
Revenue
($M)
47.4 43.0-45.0
EPS
($)
0.19 0.03-0.08
Note: FY08 – FY09 Guidance Reporting are on a Non-GAAP basis; Q1 FY10 is on a GAAP basis

© 2009 Mercury Computer Systems, Inc. www.mc.com
Q2’10 guidance

Quarter Ending December 31, 2009
Low High
Revenues ($M) $40 $42
GAAP EPS ($0.08) ($0.04)
Adj EBITDA $0.6 $1.9
Note - Adj EBITDA Adjustments:
Net Income (1.8) (0.8)
Stock compensation 1.3 1.3
Interest Expense 0.1 0.1
Interest Income (0.1) (0.1)
Taxes (0.7) (0.4)
Amortization 0.4 0.4
Depreciation 1.4 1.4
Adj EBITDA 0.6 1.9

© 2009 Mercury Computer Systems, Inc. www.mc.com
Financial summary
•
Returned to profitability
•
11% bookings and 18% backlog growth (CAGR)
•
Improved working capital efficiencies
•
Healthy cash flows from operations
•
Strong and unencumbered balance sheet
•
Robust target business model 17-18% Adj. EBITDA
•
$100M shelf registration effective

© 2009 Mercury Computer Systems, Inc. www.mc.com www.mc.com NASDAQ: MRCY Thank You 65

© 2009 Mercury Computer Systems, Inc. www.mc.com Appendix

© 2009 Mercury Computer Systems, Inc. www.mc.com

GAAP to Non-GAAP Reconciliation
Notes:
1)FY07 – FY08 GAAP net income (loss) figures are as reported in the Company’s earnings press release at the end of the applicable fiscal period
2)FY09 GAAP net income (loss) figures are restated for discontinued operations as reported
3)GAAP related items: stock comp, amortization, restructuring and adjustment to taxes
Year Ended Year Ended Year Ended
June 30, 2007
(1)
June 30, 2008
(1)
June 30, 2009
(2)
GAAP net income (loss) ($37.8) ($35.4) ($1.3)
Adjustment to exclude stock-based compensation 10.6 10.4 4.6
Adjustment to exclude inventory write-down 0.0 0.8 0.0
Adjustment to exclude in-process research and development 3.1 0.0 0.0
Adjustment to exclude amortization of acquired intangible assets 7.2 7.3 2.4
Adjustment to exclude impairment of goodwill and long-lived assets 0.1 18.0 0.0
Adjustment to exclude restructuring 5.5 5.2 1.7
Adjustment to exclude gain on sale of long-lived assets 0.0 (3.2) 0.0
Adjustment for tax impact 5.2 0.2 (5.6)
Non-GAAP net income (loss) ($6.2) $3.3 $1.8
Adjustment to exclude taxes and other income (expense) 7.9 2.8 0.2
Non-GAAP Income (loss) from operations ($14.1) $0.5 $1.6
GAAP net income (loss) ($37.8) ($35.4) ($1.3)
Adjustment to exclude loss from disco ops, net of income taxes (8.9) (30.0) (20.3)
Adjustment to exclude gain (loss) on sale of disco ops 0.0 (1.0) 11.1
GAAP net income (loss) from continuing operations ($28.9) ($4.4) $7.9
Adjustment to exclude GAAP related items
(3)
3.1
Non-GAAP net income (loss) from continuing operations $11.0
Adjustment to exclude taxes and other income (expense) 5.4
Non-GAAP Income (loss) from continuing operations $16.4
Net income (loss) per share - Diluted - GAAP ($1.78) ($1.64) ($0.06)
Net income (loss) per share - Diluted - Non-GAAP ($0.29) $0.15 $0.08
Net income (loss) per share - continuing operations - Diluted - GAAP ($1.36) ($0.21) $0.35
Net income (loss) per share - continuing operations - Diluted - Non-GAAP $0.49
Weighted average shares - Diluted - GAAP 21.2 21.6 22.4
Weighted average shares - Diluted - Non-GAAP 21.2 22.0 22.4

© 2009 Mercury Computer Systems, Inc. www.mc.com
Adjusted EBITDA reconciliation

Note: All historical income statement figures have been restated for operations that have been discontinued subsequent to that time.
Quarter Ended Quarter Ended
Sept 30, 2008 Sept 30, 2009
Income from Operations $1.3 $5.1
Other income / (expense) 0.0 0.3
Income Tax Expense 0.0 0.9
Net income from continuing operations $1.4 $4.4
Stock-based compensation expense 1.1 0.5
Interest Expense 0.8 0.1
Interest Income (1.0) (0.1)
Income Tax Expense 0.0 0.9
Restructuring 0.2 0.3
Amortization of acquired intangible assets 1.0 0.4
Depreciation 1.5 1.3
Adj EBITDA $5.1 $7.8